UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2025
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

GATX Corporation (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) on April 25, 2025. Of the 35,675,897 shares outstanding on the record date and entitled to vote at the Annual Meeting, 33,927,179 shares were present in person or by proxy, constituting a quorum of 95.1 percent. At the Annual Meeting, the shareholders of the Company considered and voted upon the following three proposals, each of which is described in detail in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal 1 - Election of Directors

Each of the eight individuals named below was elected to serve on the Company's Board of Directors until the Company's 2026 annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death or resignation, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Diane M. Aigotti	32,628,839	71,038	19,349	1,207,953
Anne L. Arvia	30,837,902	1,865,161	16,163	1,207,953
Shelley J. Bausch	32,568,452	125,256	25,518	1,207,953
John M. Holmes	32,638,392	61,274	19,560	1,207,953
Robert C. Lyons	31,045,028	1,656,952	17,246	1,207,953
James B. Ream	30,944,828	1,754,859	19,539	1,207,953
Adam L. Stanley	32,559,202	130,358	29,666	1,207,953
Paul G. Yovovich	30,906,557	1,795,966	16,703	1,207,953

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,180,850	458,662	79,714	1,207,953

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,148,108	1,715,257	63,814	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Brian L. Glassberg
Brian L. Glassberg
Executive Vice President, General Counsel
and Secretary
April 30, 2025